FORM 8-K
                                                                        --------


                                    UNITED  STATES
                          SECURITIES  AND  EXCHANGE  COMMISSION
                                 WASHINGTON,  DC  20549

                                    FORM  8-K
                                 CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  REPORTED)     MAY  7,  2003

                           USA  VIDEO  INTERACTIVE  CORP.
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHAPTER)
             ------------------------------------------------------
                WYOMING                     0-29651          06-15763-91
    (STATE  OR  OTHER  JURISDICTION       (COMMISSION          (IRS  EMPLOYER
       OF  INCORPORATION                 FILE  NUMBER)     IDENTIFICATION  NO.)
       ----------------          ------------          -------------------

                      83  HALLS  ROAD,  OLD  LYME, CONNECTICUT             06371
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)
                    ----------------------------------------          ----------

                                (860)  434  -  5535
               REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE

                                 NOT  APPLICABLE
          (FORMER  NAME  OR  FORMER  ADDRESS,  IF  CHANGED  SINCE  LAST  REPORT)

ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On May 7, 2003, the Registrant announced that Maurice Loverso was appointed as a director of the Registrant and that Robert D. Smith had resigned as director in order to pursue other employment opportunities..


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit  99.1     News  Release  dated  May 7,  2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USA  VIDEO  INTERACTIVE  CORP.


Date  :     May 7,  2003             By  :     /s/  Anton  J.  Drescher
           ----------------                    ------------------------
                                               ANTON  J.  DRESCHER,
                                               CORPORATE  SECRETARY

MAY  7, 2003 - OLD LYME, CONNECTICUT - USA Video Interactive Corp. (OTCBB: USVO;
TSX:  US;  BSE/Frankfurt:  USF;  http://www.usvo.com)

The Company is pleased to announce the appointment of Maurice Loverso to the Board of Directors of the Company. Mr. Loverso brings years of experience as a financial consultant to small- and mid-cap companies. "We are very pleased to welcome Mr. Loverso to the Board. His financial background will greatly assist us in our ongoing efforts to support the marketing efforts of the Company's Video-on-Demand, StreamHQ and DRM Technologies," said Edwin Molina, President.

The Company would also advise that Robert D. Smith has tendered his resignation as a Director and Chief Operating Officer effective immediately, as he intends to pursue other employment opportunities that utilitize his military training and background. Edwin Molina said, "On behalf of the Board, I would like to thank Bob for all his efforts in overseeing the development and deployment of the StreamHQ project."

ABOUT  USA  VIDEO  INTERACTIVE  CORP.
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The Company developed its StreamHQ architecture to provide a wide range of business customers with value-added media delivery services. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 165 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy. For more information, visit www.usvo.com.

USA VIDEO INTERACTIVE Corporate Headquarters Office: 83 Halls Road, Old Lyme, Connecticut, 06371 Telephone (860) 434 - 5535, Facsimile (860) 434 - 5782;
Canada Office: 507 - 837 West Hastings Street, Vancouver, BC V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on the TSX Venture Exchange US; Trading symbol on the Berlin and Frankfurt Stock Exchanges: USF. CUSIP
902924208. For more information contact Edwin Molina (860) 434 - 5535; info@usvo.com

The press release may contain forward-looking statements. Actual results may differ materially from those projected in any forward-looking statements. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

The TSX Venture Exchange (TSX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release.